LETTER TO SHAREHOLDERS
================================================================================

                                 MARKET BACKDROP

                       OAK VALUE FUND VERSUS ITS BENCHMARK


                  4th Quarter   1 Year   3 Year   5 Year   1/18/93-12/31/01
Oak Value Fund    15.8%         -0.5%    4.5%     13.3%    15.8%
S&P 500           10.7%         -11.9%   -1.0%    10.7%    13.5%


All returns are presented for the period ended 12/31/01 and assume 1) a purchase on the first day of the period, 2) reinvestment of all dividends and distributions and 3) full redemption on 12/31/01. The returns shown above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Periods longer than one year are annualized.

"THERE ARE WORSE THINGS IN LIFE THAN BEING LEFT BEHIND IN GATHERING A LOT OF LOVELY MONEY." - Charlie Munger, Berkshire Hathaway Vice-Chairman

Stanley Kubrick's 1968 film 2001: A Space Odyssey, focused on themes of technology run amok in the final frontier far from everyday life. The year 2001 became famous for more familiar villains and for more terrestrial concerns: home and country, family and extended family, heroes, and the "everyday" heroes who answer the call when others are threatened. It would not be fitting to summarize 2001 without reiterating that we at Oak Value join the country in shock and mourning and grief over this year's tragic events. We offer condolences and pray for comfort, strength, and courage for all those affected.

2001 was a mixed year - mixed investment results, mixed emotions, mixed feelings, and mixed blessings. The mixed emotions are evident in the joy we feel for having been fortunate that our Oak Value family was safe, coupled with the sad recognition that the same was obviously not true for a great many in our industry. Mixed investment results and feelings about them show up in reporting returns for both the fourth quarter of '01 and full year. The broad market as represented by the S&P 500 alternated a five percent plus second quarter and ten percent plus fourth with two sizable first and third quarter losses during the year to finish down double digits for 2001. The best that can be said about the investment backdrop of 2001 is that its late-year recovery at least indicated a sign of the resiliency of the U.S. economy as a whole.

The Fund posted an impressive fourth quarter recovery, topping even the S&P 500 Index's1 robust +10.7% quarterly return by five percentage points. Of course, many of the stocks that helped to drive improving performance during the fourth quarter were the very same companies that were so negatively impacted in a terrible third quarter, particularly the volatile trading environment following the September 11 attacks that had closed that time frame. So while we were pleased with the improvement, the enthusiasm was muted as we recognize that it was only retracing previously lost ground.

                            4Q 2001 PORTFOLIO UPDATE

In reviewing fourth quarter investment performance for the Fund portfolio, we reference this space three months ago, wherein we indicated that we believed the market had, perhaps predictably, had an emotional over-reaction to bad news that was excessive in relation to the likely real economic impact of admittedly serious events. We thought the massive price declines in many existing portfolio positions were overdone, and took solace only from the few solid economic opportunities that irrational pricing had created and from our opinion that most of the existing portfolio positions were solid long term businesses. During the fourth quarter, upward pricing adjustments seemed to indicate agreement with our assessment, as several portfolio positions rebounded rather sharply, with recovering stock prices reflecting what we believe are the long term quality and fundamentals of the underlying businesses.

AFLAC, AOL TIME WARNER, and (newcomer) TUPPERWARE were the worst three performers in the Fund portfolio during the fourth quarter, in terms of contribution to results, and in fact were the only detractors from absolute positive results in 2001's final three





1 The S&P 500 Index is an unmanaged index generally representative of the domestic stock market. An investor cannot invest directly in an index.

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months. A general move upward from the low stock prices posted in the immediate aftermath of the 9/11 events was an encouraging confirmation of our thought process, and particularly heartening in a number of instances in Fund portfolio companies. For example, we think the travel related businesses reflected this trend well, with the fourth quarter's price changes reflecting strong improvement in stock prices from the lows of last quarter in CENDANT, and USA NETWORKS, and even SABRE GROUP (though notably, we sold positions in Sabre Group; see details below in PORTFOLIO ACTIVITY). In fact, Cendant, USA Networks, and CHARTER COMMUNICATIONS were the largest positive contributors to fourth quarter Fund performance, at least partially retracing much of the share price declines they experienced in the third quarter.

We discussed three months ago that while USA and Cendant were involved in businesses that were travel related, and therefore impacted by the September 11 events, we thought their stock prices overreacted to those events. (See the discussion subtitled: TRAVEL, in our 3Q '01 Fund Portfolio Commentary for details on our thought process for these companies.) We think both businesses are on track to continue to perform, and feel confident that they will continue to be rewarding companies for the Fund to own.

In notable additional news, USA recently agreed to a transaction whereby it will contribute its entertainment assets (USA Networks cable properties and USA Studios filmed entertainment and television production) to a joint venture controlled by French company Vivendi Universal (VU). USA will receive in return:
1) a cash payment plus securities valued at $2.3 billion, 2) a minority ownership stake in the entertainment joint venture, and 3) a simplified ownership and management structure by virtue of getting back a large block of USA shares previously owned by VU. The new USA INTERACTIVE, will retain ownership of a collection of interactive commerce assets including Home Shopping Network, Hotel Reservations Network, Expedia Online Travel, Ticketmaster/Citysearch, and the back of the house teleservicing/outsourcing business, Precision Response.

We believe the attractive growth characteristics of this new business mix and the astute leadership and intelligent capital allocation that have been the hallmarks of CEO Barry Diller's career will be a winning combination for USA Interactive shareholders despite what might appear, to the untrained eye, to be a lofty valuation based on today's economics. We focus on the price paid for an investment relative to what we believe are its likely future business economics, determined by the sustainability of a company's competitive advantages and the resulting cash flows to be generated by such. On that score, we think USA Networks stacks up very well as an investment indeed.



Pie Chart:
DISTRIBUTION BY BUSINESS CATEGORY
AS OF DECEMBER 31, 2001

Consumer Related                     6%
Diversified                         16%
Finance Related                     14%
Insurance                            9%
Marketing Services                   3%
Media                               22%
Retail                               2%
Technology                           7%
Telecom                             10%
Cash and Cash Equivalents            9%
Basic Materials                      2%



"BUY STOCKS THAT GO UP; IF THEY DON'T GO UP, DON'T BUY THEM."  - Will Rogers

The Fund portfolio also benefited from positive late 2001 performance contribution from several of the third quarter purchases (e.g., GOLDMAN SACHS, INTERPUBLIC GROUP, TIFFANY, DISNEY). We believed we were being offered good businesses at attractive prices in the dark mood of late September wherein we had surmised that a small number of very good companies were being priced badly by an emotion-laden market. In several of those instances, our analysis indicates that good values remain intact even at current prices that are somewhat higher, and we believe those stand as a source for future positive portfolio results. In other situations, such as Goldman Sachs or WATERS, we think the fourth quarter stock price appreciation gave us all the value we could have reasonably expected in fairly short order, even allowing for several years of business progress, and we chose to take profits in those (again, see details below in PORTFOLIO ACTIVITY). When stock prices advance substantially ahead of what we believe to be a rationally determined intrinsic value for the businesses, we have found that it is a prudent part of our task, as allocators of others' capital, to sell and


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protect that capital from the increased risk of loss implied by higher valuations. It's the "sell high" part of the famous advice for how to make money in the market.

                              2001 PORTFOLIO UPDATE

As for the full-year results for the Fund, 2001 was a year we can only describe as mixed - with a nearly flat total return (-0.5%) for the entire year. Finishing about "even" for the year can be viewed as acceptable in an overall environment where losing money in back-to-back years is the norm.

In the realm of mixed feelings, well, a flat year is not anything that gets anyone around here jumping up and down excited.


--------------------------------------------------------------------------------
                          WATCHING THE INVESTMENT CLOCK

 As an (interesting?) aside, we note that reviewing quarterly or annual performance is to some extent thrust upon us by the behavior of the investment industry and its "lowest common denominator" focus on short term results. Now, we don't want to get off on a rant here, but... to a certain degree, we participate in this parade of results because we have to, but, candidly, we usually don't find it to be terribly illuminating relative to what we're doing from an investment standpoint. Price movements in Fund portfolio companies over any three or twelve month time period are often simply random events. And what is happening in the market at large, so often a driver of quarterly results, is far less predictable, or even explicable in hindsight, in our view.

 Notably, the particular portfolio levers that drive performance up or down (essentially individual holdings and their weightings in the Fund's portfolio) in a specific quarter are frequently related to actions we took in the past, sometimes many months or even years before. So in any particular period, we can and do say that X, Y or Z company stock price performed well, and drove performance up (or did poorly and drove performance down, as the case may be) for the quarter, or the year. While an interesting statement of fact, we think that information is less than meaningful because it is divorced from the earlier decisions we made in researching the company thoroughly, initiating a position and adjusting its weighting in the Fund portfolio over time.

 We are pragmatists and of course recognize that 1) Fund shareholders will keep their own counsel on appropriate measurement periods for our progress, and 2) we bear a legal and ethical responsibility to periodically report, as we do here. But in terms of what guides our actions, rather than what governs our reporting on those actions, we tend toward a longer view, focusing on business cycle-related time periods that, while less cleanly defined than those on the calendar, are clearly meaningful to investors and their long term wealth accumulation opportunities. Of course that's just our opinion.
--------------------------------------------------------------------------------


We are in business to conservatively grow capital entrusted to us - to earn reasonable returns for Fund shareholders over a reasonable time horizon. It's that last part that gives us pause before doling out a harsh grade to ourselves for the year. By and large, we don't think in terms of the calendar when considering investments, and so we don't necessarily think of calendar years as appropriate grading periods. In our view, investment performance for the Fund portfolio over shorter time horizons, even sometimes those of several years duration, is something of a random event. We have found that the timing by which an investment works out (or doesn't) does not conform itself to the calendar. The time periods we refer to as months or quarters or years are useful for making sense of life, but are generally uncorrelated to the progress of businesses or the fruition of investment ideas. Net, net, we'd call 2001 a fair year.

           THINKING LONG TERM. ACTING LONG TERM. INVESTING LONG TERM.

Investing involves uncertainty. In some instances, uncertainty relates to the specific companies themselves, for example Disney with worries over a weak new theme park opening, or Charter Communications and concern over its management changes. Other times it is the entire industry that is operating under a cloud. For example, Corning, where near term demand for a primary product has dried up and can't be reliably forecast. In still other instances, the problems are tied to company performance relative to prior expectations, for example when AOL Time Warner's incoming CEO Richard Parsons took the opportunity recently to re-set his predecessor's excessive growth predictions. Sometimes, current stock price weakness is related (often quite loosely, when you look beneath the surface) to the overall "challenging state of the economy" itself, for example in the case of Tiffany.

These items represent legitimate concerns that any prudent investor should consider. In the final analysis, one of the things portfolio managers get paid to do is balance competing considerations. In all of these specific examples above and others in the Fund portfolio, and in fact in all investing decisions, the issue is one of weighing risks and potential returns: balancing short term challenges versus long term opportunities, reasonable concerns versus weak logic or conventional wisdom, upside potential versus downside risk, current stock price versus intrinsic value of the underlying business in question. In our view it is often in the soil of such uncertainties that the seeds of future results are most productively sown.

We were both the beneficiaries, but also certainly the victims, of the financial markets' unprecedented volatility in 2001. We think it is important and illustrative of our investment thought process to note that we view the Fund's investment in some of the companies that might currently be labeled as challenges as mixed blessings. Making investment judgments in such cases isn't easy; it is not as simple as being contrarian, buying what everyone else currently dislikes. You can become financially bruised that way: witness the unwinding of Enron as perhaps the ultimate example of the danger of the investment equivalent of reaching to catch falling knives.

We have often said virtually anyone can identify companies which are the topic of favorable media coverage and purportedly successful future prospects. It is, however, a smaller subset of the general populace which can assess the extent to which such positive sentiment is reflective of a good business. Furthermore, history has proven time and again, that an even smaller fraction of the investing universe can ascertain the price at which such an investment is likely to produce above average returns. The trick, in our humble opinion, is to balance the long term opportunities and the short term challenges of potential investment candidates. In this regard, as we have often said in the past, PRICE IS A PRIMARY CONSIDERATION. This often means finding companies with good long term prospects and growth opportunities when they are facing obvious current industry challenges; these present buying opportunities that are manifested as weak stock prices relative to what we view as attractive long term economic earning power, also known as higher intrinsic value. We often look for situations that are better than they currently appear when viewed with a longer time horizon. Our task is to make the distinction between short term price volatility and long term business value.

Our experience in technology stocks in 2001 may be instructive in this regard. We think that we have picked very selectively through the "tech wreck," though our results in the area have been mixed. LEXMARK (now departed from the Fund portfolio) has been a successful investment, and HEWLETT PACKARD has contributed positively since its recent addition to the Fund. Conversely, our experience in Compaq, also now departed, and Tellabs and Corning, has been less than satisfactory. We take solace in the smaller position sizes for the ones that haven't worked out as planned, and patiently remain hopeful for better times for those businesses that remain in the portfolio.



 TOP 10                  BUSINESS             % OF
 HOLDINGS                CATEGORY           PORTFOLIO
-----------------------------------------------------

 Berkshire Hathaway      Diversified          10.6%
 Cendant Corporation     Diversified          5.9%
 Ambac, Inc.             Finance Related      5.5%
 USA Networks, Inc.      Media                5.2%
 Charter Communications  Telecommunications   4.9%
 Comcast Corp            Telecommunications   4.9%
 XL Capital Ltd.         Insurance            4.9%
 EW Scripps Co           Media                3.8%
 Washington Post Co.     Media                3.7%
 Walt Disney Co          Media                3.7%

                 AS OF: 12/31/2001




                               PORTFOLIO ACTIVITY

                  ANNUAL SUMMARY - 2001 PORTFOLIO ELIMINATIONS

                                      AVON
                                    COCA COLA
                                     COMPAQ
                                    GILLETTE
                                  GOLDMAN SACHS
                                      MERCK
                                    RLI, INC.
                                   SABRE GROUP
                             VALASSIS COMMUNICATIONS
                                     VERIZON
                                     WATERS


                    ANNUAL SUMMARY - 2001 PORTFOLIO ADDITIONS

                                 AOL TIME WARNER
                                     CERTEGY
                              CONSTELLATION BRANDS
                                     CORNING
                                     DISNEY
                                    DOW JONES
                                     EQUIFAX
                                  GOLDMAN SACHS
                                 HEWLETT PACKARD
                                INTERPUBLIC GROUP
                           INT'L FLAVORS & FRAGRANCES
                                 JP MORGAN CHASE
                                      MERCK
                               SCIENTIFIC ATLANTA
                                   TUPPERWARE
                                     WATERS

NEW PURCHASES

We added three holdings to the Fund portfolio in the fourth quarter: Dow Jones, Constellation Brands, and Tupperware. DOW JONES & COMPANY is the owner of the world's most well known daily business publishing franchise, the Wall Street Journal. The company also owns/produces Barron's, the investing community's weekly secular analog to a church bulletin, SmartMoney, a monthly personal finance magazine, nineteen daily and fifteen weekly community newspapers, newswire and information database services, 50% of CNBC in Europe and Asia, and the international and internet versions of the Wall Street Journal and Barron's. The Journal, founded in 1889 and with the largest paid circulation of any U.S. newspaper, is Dow Jones's crown jewel, producing the lion's share of the company's revenue and cash flows.

The Journal has over the years cultivated a global community of business readers that is of obvious attraction and value to advertisers, an enviable asset that Dow Jones's management has cultivated astutely. They have protected, expanded, and broadened that franchise over the years with a dedication to quality journalism and a commitment to leveraging its brand. CEO Peter Kann, has overseen the introduction of Asian and European Journal editions, created the largest paid subscriber base on the internet at wsj.com (collecting actual fees from readers, a rare internet proposition and one for which they were laughed at a few short years ago; no one's laughing any more), added a popular fourth section on Fridays, leveraged the Journal's name into weekend business news in partnership with various local newspapers, and presided over the latest Journal facelift - including a significant expansion in color print advertising capacity.

Publishing is of course a cyclical business, dependent in large part on advertising revenues tied to the health of the overall economy. Revenues and earnings therefore plummeted in 2001. The turnabout appears particularly exaggerated because the Journal's strength in technology and financial advertising had led to outsized profits for Dow Jones when those economic sectors soared in 1999 and 2000. The drop in ad lines has cut reported profits by nearly half, accompanied by a concurrent 30% reduction in stock prices from its summer 2000 peak in the $70's. As we have often communicated, we are happy to look through the short term challenges, in this case cyclical, of a quality long term business - for the right price. With Dow Jones, we have no more clarity than anyone else about when the recession will end and advertising expenditures will increase. We simply believe that both events will happen over a reasonable time frame. When they do, Dow Jones's earnings capacity should be intact, probably even expanded, thanks to the careful protection and enhancement of the company's assets by management. Enhancing color ad capacity during this downturn is one example of such foresight, a capital spending decision that we expect will pay off for patient Dow Jones shareholders in the long run. All in all, a very good business with proven management at an attractive price.

CONSTELLATION BRANDS is the latest appellation of a diversified alcohol beverage company with brand representation in the three major sub-categories of beer, wine and distilled spirits.




                     4Q 2001 NEW POSITION PURCHASE ACTIVITY
    We added three new names to the Fund portfolio in the fourth quarter.


POSITION (BUSINESS)     SUMMARY INVESTMENT THESIS

CONSTELLATION BRANDS    Predictable, consistent performer with astute management
(BEVERAGES)             operating in a fragmented industry.

DOW JONES               Solid business franchise "on sale" due to cyclical
(PUBLISHING,            advertising slow down.
INFORMATION &
ENTERTAINMENT)

TUPPERWARE              Quality brand and good reputation that we believe should
(PERSONAL AND           perform better in the future if it executes its
HOUSEHOLD PRODUCTS)     strategic direction effectively.


For most of its history, the company was known in some shape or form as Canandaigua (Industries, or Wine Company or Brands) after the upstate New York town of its early history. To highlight its broader aspirations, the company was renamed Constellation Brands in 2000, though it is still run by a second-generation member of the founding (1945) Sands family. The company's strategy is to cover the spectrum of alcohol beverage

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offerings (wine, beer, and spirits) to maximize its distribution system to customers, with a focus on fast growing, highly profitable segments.

Constellation's management team acts as we think rational owners should act: in service of maximizing the long term value of the business. They have successfully grown via acquisitions. They have paid reasonable prices in places where they can leverage greater volume through distribution and fill in gaps in their product lineup in desirable growth areas. Constellation's distributed products are among the best known and popular consumer brands, particularly in imported beer (Corona, St. Pauli Girl, Peroni, Tsing-tao) and premium wines (Simi, Ravenswood, Estanicia).

TUPPERWARE CORP. is the maker and distributor of the eponymous plastic storage containers sold primarily in a direct selling format through "parties" held at its customers' homes. The company, founded in 1946 but only extant in its current publicly-traded form since 1996, makes food-storage products with a quality reputation and excellent brand recognition. For example, the company recently established a selling relationship with Amazon.com because its products were among the most frequently requested items by visitors to the kitchen section of Amazon's website.

We initiated a position in this producer of high quality branded products during the fourth quarter after having done a significant amount of due diligence on the products, the management and the distribution channels they employ. Though Tupperware's recent track record has been "spotty", we believe the economics of the business remain soundly intact. Rick Goings, Tupperware's CEO, has patiently worked to position the company to leverage its brand and products across multiple distribution channels. Early indications suggest that the integration of the traditional "direct-selling" system with other channels of distribution (which include The Home Shopping Network, Amazon, direct internet, kiosk placement in Kroger supermarkets and Super Target stores) will accelerate the growth of revenues and profits. Furthermore, the price of entry was very attractive to us.

SALES

We eliminated five holdings from the Fund portfolio in the fourth quarter:
Goldman Sachs, RLI INC., Sabre Group, VALASSIS COMMUNICATIONS, and Waters Corp. In the cases of Goldman and Waters, we realized short-term gains as our investment objectives for those holdings were achieved in a truncated timeframe. In our opinion, Goldman is a great franchise. When evaluating Goldman, we elected to take profits because we thought it had given us all the value we could have reasonably expected, even allowing for several years of business progress. We put the Waters sale in much the same category - an investment that worked out favorably over a shorter time frame than we had expected. Waters is a fine business, but we believe its stock price had gotten ahead of itself relative to its economic fundamentals, and we booked the gain.

We would place RLI and Valassis in a more nebulous camp, wherein we believe that the business fundamentals have deteriorated relative to our original expectations even though significant stock price weakness has yet to rear its head. Perhaps you might categorize these as "defensive" sales, where we were selling in anticipation of less than the full potential that we had originally hoped for, and where the possibility of future deterioration is, in our view, very real.

RLI is a primary insurance company in an environment in which we expect one of their significant costs, reinsurance, to increase substantially. Since we think that stock price ultimately follows the pattern of the underlying business, we believe RLI's future appreciation potential is therefore limited. Similarly, we view Valassis as operating in a changed environment. While their business had been resistant in the past to economic cycles, such resilience was less apparent this time around. The consumer packaged goods companies have historically held couponing as a fairly constant portion of their marketing budgets, regardless of recession. Revenue weakness at Valassis appears to us to speak to a negative transformation of this formerly very reliable business. We sold the position at a modest loss versus average cost from our acquisition during 2000.

Our rationale for parting ways with Sabre was much more clear cut. Unlike other travel-related portfolio businesses such as USA and Cendant, Sabre's revenue stream is almost exclusively leveraged to air travel, the single most-obviously impacted area of the U.S. economy in the wake of the September 11 events. While we didn't think the immediate post-event trading prices (low $20 range) were reflective of long term value, we were increasingly ill-at-ease with Sabre's new risk profile. In our view, a clear and present danger in the form of drastically changed economic circumstances presented itself after 9/11, one that is beyond what we originally envisioned when we established the Sabre position in the second quarter of 2000. In a post-9/11 world, there simply wasn't enough upside for Sabre shareholders, in our view, to compensate for the very real potential for catastrophic fallout from any additional travel disruptions. We took the opportunity of a roughly 25% price improvement from mid-September lows to work out of the portfolio position early during the fourth quarter. While subsequent price improvement in that position since our sell decision (+ roughly 50%) may have caused some to question our reasoning, decisions made with an eye toward capital preservation are ones we will always stand behind.



                  4Q 2001 SALE ACTIVITY (ELIMINATED POSITIONS)



POSITION (BUSINESS)      SUMMARY REASON FOR SALE

GOLDMAN, SACHS           Price target achieved.

RLI, INC.                Concerns about future profitability.

SABRE GROUP              Altered risk/return profile in wake of 9/11 attacks.

VALASSIS                 Less consistent business results indicated changed
COMMUNICATIONS           circumstances versus our original investment
                         assumptions.

WATERS CORP.             Price target achieved.


                                PORTFOLIO OUTLOOK

As to the oft-asked question about "what happens next?" as long time readers know, we try to have little, if any, view on "big picture" macro economic issues and certainly avoid future prognostications about "the market." Our view on the former tends to agree with that of John Maynard Keynes (who was an economist), who quipped that "the only function of economic forecasting is to make astrology look respectable." Or Mr. Buffett: "If I make predictions about the economy, I don't pay any attention to them." As for market outlook, we view our business as rightly focused on reducing the opportunity for error. In "predicting" the market, the variables are too numerous and the unknowns too many to allow for an "outlook" to differ terribly much from a guess when all is said and done. Or as one of us quipped recently, we'd have better luck guessing people's weight at the state fair than forecasting the market's level for any particular time period. Moreover, we've found that it ultimately doesn't much matter. Over long time periods (the only time that investors - as purposefully distinguished from speculators - should care about) and in environments both favorable and less so, there tends to exist the opportunity to buy good businesses at reasonable prices.

We are careful to retain an appropriately long term view, and to evaluate what we view as the real economic value of companies that trade in the stock market. We try to base our assessment of those companies on the strength of their underlying enterprises and their competitive positions. The final ingredient to successful investing, in our humble opinion, is patient and careful observation of stock price activity for buying opportunities in those limited situations where we have developed an informed opinion of rational value for a small number of businesses. Some environs offer more opportunity, some less, but we have found that "chance favors the prepared mind," and thus we continue with our diligent first-hand research into a variety of businesses, so that we may make reasonable estimates of value which warrant allocations of Fund shareholders' capital.

We believe we have proven over time to be adept at determining the intrinsic value of businesses. On the other hand, we aren't any good at knowing when stock market prices will change to reflect those values. We are satisfied that if we focus on the right things, i.e., the things we CAN know about (the businesses) then the rest will take care of itself. We aren't always right of course, but as you know, our long term track record, as well as that of other investors and managers who think in a similar fashion, indicates that the process does work.

                                   CONCLUSION

In the pursuit of long term capital growth, we spend at least some of our time planting seeds for tomorrow's results; that is what we view as the very definition of investing. Looking at performance for this week or this month or this quarter or this year doesn't tell you anything about that. In fact, nothing about reviewing historical performance really does. In our view, readers would be far better off evaluating the philosophy and the methodology we practice in appraising investment opportunities and then trusting us enough to give it time to work. In support of them making that informed appraisal, we produce these portfolio commentaries.

Importantly, we remain confident of the quality of the portfolio companies we have purchased on behalf of Fund shareholders. We most certainly could have done a few things better over the past couple of years, and there are a few decisions we would like to have back, but those are always obvious in retrospect. Part of making money is not permanently destroying substantial chunks of investment capital. It has become clear to most people that in the investing world, things are not always as obvious as they appear, and that sometimes the seeds of capital destruction are in fact being sown in time periods when all appears happy and shiny. So, while we aren't satisfied with Fund performance in 2001, we are pleased to have "dodged the bullet" of the second of two negative years in this painful and grinding bear market. Solidly positive results in 2000 and a break-even year in 2001 - these are certainly, in our opinion, respectable results.

As always, we thank you for your continued support.



/S/ GEORGE W. BRUMLEY, III, CO-MANAGER

GEORGE W. BRUMLEY, III, CO-MANAGER



/S/ DAVID R. CARR, JR., CO-MANAGER

DAVID R. CARR, JR., CO-MANAGER


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

                              IMPORTANT INFORMATION

Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns (for example calendar quarter or trailing twelve months) are stock price changes only, and reflect neither dividends nor any fees associated with an investment in the Oak Value Fund (the "Fund"). This commentary seeks to describe our current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Displays detailing a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Fund's holdings on December 31, 2001 or held during the fourth quarter of 2001.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long term investments, holdings are subject to change.

This portfolio commentary may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent calendar quarter, we use this perspective only because it reflects industry convention. The Fund and its investment adviser do not subscribe to the notion that three-month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Fund portfolio commentary should be construed as a forecast of overall market movements, either in the short or long term.

Any hyperlinks and/or references to other web sites contained in this material are provided for your convenience and information. We do not assume any responsibility or liability for any information accessed via links to or referenced in third party web sites. The existence of these links and references is not an endorsement, approval or verification by us of any content available on any third party site. In providing access to other web sites, we are not recommending the purchase or sale of the stock issued by any company, nor are we endorsing products or services made available by the sponsor of any third party web site.

Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average Annual Total Returns for the Fund for periods ended 12/31/01: Since inception (1/18/93) = 15.8%, One Year = -0.5%, Five Years =
13.3%.

For more information about the Fund, including a prospectus, please call 1-800-622-2474.

OAK VALUE FUND
PERFORMANCE INFORMATION
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN THE OAK VALUE FUND AND STANDARD & POOR'S 500 INDEX


                   OAK VALUE FUND
            AVERAGE ANNUAL TOTAL RETURNS
               AS OF DECEMBER 31, 2001
1 Year             5 Years            Since Inception*
-0.47%              13.29%                15.83%

Line Chart:
                        Oak Value Fund            S&P 500 Index
1/93                    9970                      10048.5
6/93                    10360                     10456.6
12/93                   12205                     10972.2
6/94                    11818.2                   10596.8
12/94                   12020.7                   11115.7
6/95                    13333.2                   13355.3
12/95                   15486.9                   15276.2
6/96                    17205.2                   16833.8
12/96                   19976                     18801.1
6/97                    24019.1                   22667.9
12/97                   27507.1                   25073.6
6/98                    32319                     29515.7
12/98                   32713                     32240.1
6/99                    34515.8                   36232.5
12/99                   31691.1                   39024.9
6/00                    31786.5                   38859.1
12/00                   37449.4                   35471.5
6/01                    39200.1                   33096.1
12/01                   37273.4                   31255.9

                                                       CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               SINCE
                     CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  INCEPTION*
                       1993*   1994      1995      1996      1997      1998      1999      2000      2001      (AS OF 12/31/01)
-------------------------------------------------------------------------------------------------------------------------------
  Oak Value Fund       22.04%  -1.54%    28.89%    28.99%    37.70%    18.93%    -3.12%    18.17%     -0.47%   272.73%
  S&P 500 Index         9.60%   1.32%    37.58%    22.96%    33.36%    28.58%    21.04%    -9.12%    -11.90%   212.56%


                                 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------
                                       FOR THE PERIODS ENDED DECEMBER 31, 2001
                                                                                      SINCE
                          SIX MONTHS(A)  ONE YEAR    THREE YEARS     FIVE YEARS     INCEPTION*
----------------------------------------------------------------------------------------------
   Oak Value Fund            -4.92%       -0.47%         4.45%         13.29%         15.83%
   S&P 500 Index             -5.56%      -11.90%        -1.03%         10.70%         13.57%

*    Inception date of the Oak Value Fund was January 18, 1993.

(A)  Unannualized.

All returns are presented for the period ended 12/31/01 and assume 1) a purchase on the first day of the period, 2) reinvestment of all dividends and distributions and 3) full redemption on 12/31/01. The returns shown above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Periods longer than one year are annualized.

1 The S&P 500 Index is an unmanaged index generally representative of the domestic stock market. An investor cannot invest directly in an index.


OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)
=========================================================================================================
ASSETS
Investment securities at market value (acquisition cost of $255,273,802) (Note 2) ......    $ 312,464,865
Receivable for securities sold .........................................................        7,785,657
Receivable for capital shares sold .....................................................           75,289
Dividends receivable ...................................................................          177,540
                                                                                            -------------
   TOTAL ASSETS ........................................................................      320,503,351
                                                                                            -------------

LIABILITIES
Payable for capital shares redeemed
   Accrued expenses and other payables:                                                            26,458
   Investment advisory fees ............................................................          239,419
   Administrative services fees ........................................................           10,907
   Accounting services fees ............................................................            5,320
   Other ...............................................................................           89,036
                                                                                            -------------
   TOTAL LIABILITIES ...................................................................          371,140
                                                                                            -------------
NET ASSETS .............................................................................    $ 320,132,211
                                                                                            =============
Net assets consist of:
Paid-in capital ........................................................................    $ 256,325,093
Accumulated net investment loss ........................................................         (626,842)
Accumulated net realized gains from investment transactions ............................        7,242,897
Net unrealized appreciation on investments .............................................       57,191,063
                                                                                            -------------
Net assets .............................................................................    $ 320,132,211
                                                                                            =============

Shares of beneficial interest outstanding (unlimited number of shares authorized,
   no par value)........................................................................       11,009,948
                                                                                            =============

Net asset value, offering price and redemption price per share (Note 2).................    $       29.08
                                                                                            =============


See accompanying notes to financial statements.


OAK VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
=========================================================================================================
INVESTMENT INCOME
   Dividends ...........................................................................     $  1,291,829
                                                                                             ------------
     TOTAL INVESTMENT INCOME ...........................................................        1,291,829
                                                                                             ------------

EXPENSES
   Investment advisory fees (Note 4) ...................................................        1,408,058
   Administrative services fees (Note 4) ...............................................           64,146
   Shareholder services and transfer agent fees (Note 4) ...............................          224,395
   Accounting services fees (Note 4) ...................................................           32,635
   Professional fees ...................................................................           39,908
   Printing fees .......................................................................           37,925
   Registration fees ...................................................................           50,721
   Custodian fees ......................................................................           26,256
   Trustees' fees and expenses .........................................................           45,731
   Miscellaneous fees ..................................................................            9,168
   Insurance expense ...................................................................            5,984
                                                                                             ------------
     TOTAL EXPENSES ....................................................................        1,944,927
                                                                                             ------------
        Less: expenses paid by third party (Note 2) ....................................          (26,256)
                                                                                             ------------
   NET EXPENSES ........................................................................        1,918,671
                                                                                             ------------

NET INVESTMENT LOSS ....................................................................         (626,842)
                                                                                             ------------

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains from security transactions ..........................................        9,825,574
Net change in unrealized depreciation on investments ...................................      (26,933,227)
                                                                                             ------------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS ..............................      (17,107,653)
                                                                                             ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .............................................     $(17,734,495)
                                                                                             ============


See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================================
                                                                                       SIX MONTHS
                                                                                          ENDED              YEAR
                                                                                       DECEMBER 31,          ENDED
                                                                                          2001             JUNE 30,
                                                                                       (UNAUDITED)           2001
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss .........................................................    $    (626,842)     $    (369,372)
   Net realized gains from security transactions ...............................        9,825,574          2,637,203
   Net change in unrealized appreciation/depreciation on investments ...........      (26,933,227)        59,952,472
                                                                                    -------------      -------------
Net increase (decrease) in net assets from operations ..........................      (17,734,495)        62,220,303
                                                                                    -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains from security transactions ..........................       (1,573,036)        (2,647,239)
                                                                                    -------------      -------------
   Decrease in net assets from distributions to shareholders ...................       (1,573,036)        (2,647,239)
                                                                                    -------------      -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...................................................       42,844,456        134,362,337
   Net asset value of shares issued in reinvestment of distributions
      to shareholders ..........................................................        1,526,119          2,575,309
   Cost of shares redeemed .....................................................      (51,335,750)      (130,938,779)
                                                                                    -------------      -------------
Net increase (decrease) in net assets from capital share transactions ..........       (6,965,175)         5,998,867
                                                                                    -------------      -------------

NET INCREASE/DECREASE IN NET ASSETS ............................................      (26,272,706)        65,571,931

NET ASSETS:
   Beginning of year ...........................................................      346,404,917        280,832,986
                                                                                    -------------      -------------
   End of year .................................................................    $ 320,132,211      $ 346,404,917
                                                                                    -------------      -------------

SUMMARY OF CAPITAL SHARE ACTIVITY:
   Shares sold .................................................................        1,554,750          4,669,761
   Shares issued in reinvestment of distributions to shareholders ..............           54,504             87,533
   Shares redeemed .............................................................       (1,867,095)        (4,666,464)
                                                                                    -------------      -------------
   Net increase (decrease) in shares outstanding ...............................         (257,841)            90,830
   Shares outstanding, beginning of year .......................................       11,267,789         11,176,959
                                                                                    -------------      -------------
   Shares outstanding, end of year .............................................       11,009,948         11,267,789
                                                                                    =============      =============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================
                                           SIX MONTHS
                                                ENDED          YEAR        YEAR        YEAR         YEAR        YEAR
                                         DECEMBER 31,         ENDED       ENDED       ENDED        ENDED       ENDED
                                                 2001      JUNE 30,    JUNE 30,    JUNE 30,     JUNE 30,    JUNE 30,
                                           (UNAUDITED)         2001        2000        1999         1998        1997
--------------------------------------------------------------------------------------------------------------------
Net asset value beginning of year........    $  30.74      $  25.13    $  27.96    $  27.04     $  20.63     $ 15.62
                                             --------      --------    --------    --------     --------     -------

Income from investment operations:
   Net investment income (loss)..........       (0.06)        (0.03)       0.11        0.07         0.05       (0.02)
   Net realized and unrealized gains
     (losses) on investments.............       (1.46)         5.88       (1.48)       1.76         6.98        6.06
                                             --------      --------    --------    --------     --------     -------
Total from investment operations.........       (1.52)         5.85       (1.37)       1.83         7.03        6.04
                                             --------      --------    --------    --------     --------     -------

Less distributions:
   From net investment income............          --            --       (0.11)      (0.07)       (0.05)         --
   From net realized gains from
     security transactions...............       (0.14)        (0.24)      (1.30)      (0.81)       (0.44)      (1.03)
   In excess of net realized gains.......          --            --       (0.05)      (0.03)       (0.13)         --
                                             --------      --------    --------    --------     --------     -------
Total distributions......................       (0.14)        (0.24)      (1.46)      (0.91)       (0.62)      (1.03)
                                             --------      --------    --------    --------     --------     -------

Net asset value at end of year...........    $  29.08      $  30.74    $  25.13    $  27.96     $  27.04     $ 20.63
                                             ========      ========    ========    ========     ========     =======

Total return.............................      (4.92%)(c)    23.32%     (7.91%)       6.80%       34.56%      39.60%
                                             ========      ========    ========    ========     ========     =======

Net assets at end of year (000's)........    $320,132      $346,405    $280,833    $624,773     $433,903     $82,661
                                             ========      ========    ========    ========     ========     =======

Ratio of expenses to average
   net assets(a).........................       1.23%(b)      1.22%       1.13%       1.10%        1.22%       1.59%

Ratio of net investment income (loss)
   to average net assets.................      (0.40%)(b)    (0.12%)      0.28%       0.27%        0.41%      (0.16%)

Portfolio turnover rate..................         28%           52%         22%         38%          15%         22%

(a) Absent the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23%, and 1.14% and for the periods ended December 31, 2001, June 30, 2001 and June 30, 2000, respectively.

(b)  Annualized.

(c)  Not annualized.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)
================================================================================
                                                                          MARKET
     SHARES      COMMON STOCKS  (90.9%):                                   VALUE
--------------------------------------------------------------------------------
                 BASIC MATERIALS (2.3%):
        247,650  International Flavors & Fragrances, Inc. .....     $  7,357,682
                                                                    ------------

                 CONSUMER RELATED (6.1%):
        159,475  Constellation Brands, Inc.(b).................        6,833,504
        501,525  Republic Services, Inc.(b)....................       10,015,454
        139,175  Tupperware Corp. .............................        2,679,119
                                                                    ------------
                                                                      19,528,077
                                                                    ------------

                 DIVERSIFIED (16.5%):
            115  Berkshire Hathaway, Inc. - Class A(b).........        8,694,000
         10,054  Berkshire Hathaway, Inc. - Class B(b).........       25,386,349
        955,575  Cendant Corp.(b)..............................       18,738,826
                                                                    ------------
                                                                      52,819,175
                                                                    ------------

                 FINANCE RELATED (13.7%):
        306,400  Ambac Financial Group, Inc. ..................       17,728,303
         79,025  Certegy, Inc.(b)..............................        2,704,236
        183,050  Equifax, Inc. ................................        4,420,658
        173,650  Household International, Inc. ................       10,061,281
        241,800  J.P. Morgan Chase & Co. ......................        8,789,430
                                                                    ------------
                                                                      43,703,908
                                                                    ------------

                 INSURANCE (9.0%):
        182,900  AFLAC, Inc. ..................................        4,492,024
        164,000  PartnerRe Ltd. ...............................        8,856,000
        169,825  XL Capital Ltd. - Class A.....................       15,515,212
                                                                    ------------
                                                                      28,863,236
                                                                    ------------

                 MARKETING SERVICES (2.6%):
        278,225  Interpublic Group of Cos., Inc. ..............        8,218,767
                                                                    ------------

                 MEDIA (21.7%):
        333,650  AOL Time Warner, Inc.(b)......................       10,710,165
        122,925  Dow Jones & Co., Inc. ........................        6,727,685
        182,635  Scripps (E.W.) Co. ...........................       12,053,910
        604,900  USA Networks, Inc.(b).........................       16,519,818
        563,675  Walt Disney Co. ..............................       11,679,346
         22,430  Washington Post Co. - Class B.................       11,887,900
                                                                    ------------
                                                                      69,578,824
                                                                    ------------

                 RETAIL (2.0%):
        199,565  Tiffany & Co. ................................        6,280,311
                                                                    ------------

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                          MARKET
     SHARES      COMMON STOCKS (90.9%): (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
                 TECHNOLOGY (7.2%):
        729,375  Corning, Inc. ................................    $   6,506,025
        166,650  Hewlett-Packard Co. ..........................        3,422,991
         29,700  Lexmark International, Inc.(b)................        1,752,300
        157,000  Scientific-Atlanta, Inc. .....................        3,758,580
        517,200  Tellabs, Inc.(b)..............................        7,737,312
                                                                   -------------
                                                                      23,177,208
                                                                   -------------
                 TELECOMMUNICATIONS (9.8%):
        957,200  Charter Communications, Inc.(b)...............       15,726,796
        435,550  Comcast Corp. - Special Class A(b)............       15,679,800
                                                                   -------------
                                                                      31,406,596
                                                                   -------------
                 TOTAL COMMON STOCKS (COST $233,742,721).......    $ 290,933,784
                                                                   -------------

                 CASH EQUIVALENTS (6.7%):
     16,125,239  HSBC Investor Money Market
                    Fund Advisor - Class Y.....................       16,125,239
      5,405,842  MSD&T Money Market Fund, Class C..............        5,405,842
                                                                   -------------

                 TOTAL CASH EQUIVALENTS (COST $21,531,081).....       21,531,081
                                                                   -------------

                 TOTAL INVESTMENTS
                    (COST $255,273,802)(A) -- 97.6%............    $ 312,464,865

                 OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4%         7,667,346
                                                                   -------------

                 TOTAL NET ASSETS -- 100.0%....................    $ 320,132,211
                                                                   =============



(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation......   $ 66,889,250
         Unrealized depreciation......     (9,698,187)
                                         ------------
         Net unrealized appreciation..   $ 57,191,063
                                         ============

(b)  Non-income producing security.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)
================================================================================

1.  ORGANIZATION
The Oak Value Fund (the "Fund") is a diversified series of shares of The Tuscarora Investment Trust (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Fund's significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities and other assets for which no quotations are readily available are valued in good faith at fair value using methods approved by the Board of Trustees.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined using the specific identification cost method. Interest income is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

FEDERAL INCOME TAX -- It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

OTHER -- The Fund may maintain a cash balance with the custodian and receive a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For the six months ended December 31, 2001, the reduction of custodian fees and expenses was $26,256. This arrangement has little or no effect on net investment income as the Fund would otherwise invest such cash amounts in short term interest-bearing assets.

3.  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $82,021,064 and $112,101,281, respectively, for the six months ended December 31, 2001.

4.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Oak Value Capital Management, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING AGREEMENTS
BISYS Fund Services Ohio, Inc. ("BISYS") serves as the administrator, transfer agent and fund accounting services agent for the Trust.

Under the terms of the Administration Agreement with the Trust, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets.

Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BISYS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund reimburses BISYS for out-of-pocket expenses including, but not limited to, postage and supplies.

Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities.

Certain trustees and officers of the Trust are also officers of the Adviser or BISYS. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

5.  FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For the fiscal year ended June 30, 2001, there were no income dividends paid. During the year ended June 30, 2001, the Fund paid $2,647,239 in long-term capital gain distributions.

During the six months ended December 31, 2001, the Fund paid $1,573,036 in long-term capital gain distributions.

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OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Rd.
Columbus, OH 43219

INDEPENDENT AUDITORS
Arthur Andersen LLP
41 South High Street
Columbus, Ohio  43215

CUSTODIAN
The Bank of New York
100 Church St.
New York, NY 10286

BOARD OF TRUSTEES
George W. Brumley, III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley, III, President
David R. Carr, Jr., Vice President
Georgette Prigal, Vice President
Nadeem Yousaf, Treasurer
Lori K. Charles, Secretary

This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2001

                                   (UNAUDITED)


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